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                                                                    Exhibit 24.1


                            DIRECTORS AND OFFICERS OF
                            NATIONAL CITY CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3
               FOR DEBT SECURITIES AND SHARES OF PREFERRED STOCK

                                POWER OF ATTORNEY

         The undersigned Directors and Officers of National City Corporation, a Delaware corporation (the "Registrant"), hereby constitute and appoint Thomas A. Richlovsky, David L. Zoeller and Carlton E. Langer, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign in the capacities indicated below and file under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the registration of the debt securities and of shares of preferred stock (together with any shares of common stock as may be issuable in connection with any conversion rights of any such debt securities or preferred stock) pursuant to resolutions of the Board of Directors of the Registrant adopted on February 24, 2003, and any and all amendments and exhibits thereto, including post-effective amendments (including any related registration statement which may be filed under Rule 462(b) of the Securities Act of 1933, as amended), and any and all applications of other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         EXECUTED this 24th day of February, 2003.



/s/ Jon E. Barfield                 Director
-----------------------------
Jon E. Barfield


/s/ James S. Broadhurst             Director
-----------------------------
James S. Broadhurst


/s/ John W. Brown                   Director
-----------------------------
John W. Brown
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/s/ Duane E. Collins                Director
-----------------------------
Duane E. Collins


/s/ Christopher M. Connor           Director
-----------------------------
Christopher M. Connor


/s/ Sandra Austin Crayton           Director
-----------------------------
Sandra Austin Crayton


/s/ David A Daberko                 Chairman of the Board and Chief
-----------------------------       Executive Officer (Principal Executive
David A Daberko                     Officer)


/s/ Daniel E. Evans                 Director
-----------------------------
Daniel E. Evans


/s/ Joseph T. Gorman                Director
-----------------------------
Joseph T. Gorman


/s/ Paul A. Ormond                  Director
-----------------------------
Paul A. Ormond


/s/ Robert A. Paul                  Director
-----------------------------
Robert A. Paul




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/s/ Gerald L. Shaheen               Director
-----------------------------
Gerald L. Shaheen




/s/ Morry Weiss                     Director
-----------------------------
Morry Weiss